Loss Per Share	12 Months Ended
Dec. 31, 2024
Net loss per common share
Loss Per Share

Note 12. Loss Per Share

The following table sets forth the computation of basic and diluted net loss per share:

	Year ended December 31,
	2024	2023

Comprehensive net loss attributable to stockholders	$(28,221,605)	$(25,563,699)

Weighted average common shares outstanding
Basic and diluted	8,637,552	2,604,717

Net loss per common share
Basic and diluted	$(3.27)	$(9.81)

As of December 31, 2024, the Company excluded 10,456 stock options, 23,417 restricted awards, 24,415 warrants, 250,000 earn out shares and 87,500 unit purchase options from the calculation of diluted net loss per share with the effect being anti-dilutive.

As of December 31, 2024, the Company excluded 17,283 stock options, 100,639 convertible debt into common shares, 191,622 restricted awards, 193,465 warrants, 86,301 earn out shares and 30,206 unit purchase options from the calculation of diluted net loss per share with the effect being anti-dilutive.